Registration No. 33-64075
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                         -----------------------------

                             AMERICAN BRANDS, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                           13-3295276
(State or other jurisdiction of                   (I.R.S. Employer
 incorporation or organization)                  Identification No.)

         1700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
              (Address of principal executive offices)       (Zip Code)

                         -----------------------------

                          MASTERBRAND INDUSTRIES, INC.

                          HOURLY EMPLOYEE SAVINGS PLAN
                            (Full title of the plan)

                         -----------------------------

      LOUIS F. FERNOUS, JR.                             Copy to:
   Vice President and Secretary                    EDWARD P. SMITH, Esq.
       AMERICAN BRANDS, INC.                      CHADBOURNE & PARKE LLP
      1700 East Putnam Avenue                      30 Rockefeller Plaza
Old Greenwich, Connecticut  06870-0811          New York, New York,  10112
(Name and address of agent for service)

  Telephone number, including area code, of agent for service: (203) 698-5000

                         -----------------------------

                                 Adding Exhibit

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


                              ADDITION OF EXHIBIT

     Registrant by this Post-Effective Amendment No. 1 to its Registration Statement on Form S-8 (Registration No. 33-64075) adds the following exhibit:
MasterBrand Industries, Inc. Hourly Employee Savings Plan, as amended and restated effective January 1, 1996.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8.  Exhibits.
------   --------

 24a1. Power of Attorney authorizing certain persons to sign the Registration Statement on Form S-8 of the MasterBrand Industries, Inc. Hourly Employee Savings Plan (Registration No. 33-64075) and any and all amendments and supplements thereto, on behalf of certain directors and officers of Registrant.*

 24b1. Power of Attorney authorizing certain persons to sign the Registration Statement on Form S-8 of the MasterBrand Industries, Inc. Hourly Employee Savings Plan (Registration No. 33-64075) and any and all amendments and supplements thereto, on behalf of administators of the Plan.*

 99a2. MasterBrand Industries, Inc. Hourly Employee Savings Plan, as amended and restated effective January 1, 1996.



*   Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Old Greenwich, and the State of Connecticut, on this 7th day of February, 1996.

                                         AMERICAN BRANDS, INC.


                                         By         Thomas C. Hays
                                              --------------------------
                                                    Thomas C. Hays
                                               Chairman of the Board and
Date:  February 7, 1996                          Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on this 7th day of February, 1996.


                Signature                            Title
                ---------                            -----

              Thomas C. Hays
        --------------------------          Chairman of the Board and
             (Thomas C. Hays)                  Chief Executive Officer
                                               (principal executive officer)
                                               and Director

              John T. Ludes*
        --------------------------          President and Chief Operating
             (John T. Ludes)                   Officer and Director

            Robert L. Plancher*
        --------------------------          Senior Vice President and
           (Robert L. Plancher)                Chief Accounting Officer
                                               (principal accounting officer)

         Dudley L. Bauerlein, Jr.*
        --------------------------          Senior Vice President and
        (Dudley L. Bauerlein, Jr.)             Chief Financial Officer
                                               (principal financial officer)

            William J. Alley*
        --------------------------                    Director
           (William J. Alley)

           Eugene R. Anderson*
        --------------------------                    Director
          (Eugene R. Anderson)

                Signature                              Title
                ---------                              -----


            Patricia O. Ewers*
        --------------------------                    Director
           (Patricia O. Ewers)

          John W. Johnstone, Jr.*
        --------------------------                    Director
         (John W. Johnstone, Jr.)

            Wendell J. Kelley*
        --------------------------                    Director
           (Wendell J. Kelley)

            Sidney Kirschner*
        --------------------------                    Director
           (Sidney Kirschner)

            Gordon R. Lohman*
        --------------------------                    Director
           (Gordon R. Lohman)

          Charles H. Pistor, Jr.*
        --------------------------                    Director
         (Charles H. Pistor, Jr.)

             Peter M. Wilson*
        --------------------------                    Director
            (Peter M. Wilson)


*By         A. Robert Colby
        --------------------------
   (A. Robert Colby, Attorney-in-Fact)

     Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Old Greenwich, and the State of Connecticut, on this 7th day of February, 1996.


                                         MASTERBRAND INDUSTRIES, INC.
                                            HOURLY EMPLOYEE SAVINGS PLAN


                                         By    Randall W. Larrimore*
                                             --------------------------
                                           (Randall W. Larrimore, Chairman,
                                              MasterBrand Industries, Inc.
                                          Retirement Plan Investment Committee)



*By          A. Robert Colby
        --------------------------
   (A. Robert Colby, Attorney-in-Fact)

                                 EXHIBIT INDEX



Exhibit                                                             Page
-------                                                             ----


 24a1.            Power of Attorney authorizing certain
                  persons to sign the Registration Statement on Form S-8 of the MasterBrand Industries,
                  Inc. Hourly Employee Savings Plan (Registration No. 33-64075) and any and all amendments and supplements thereto, on behalf of certain directors and officers of Registrant.*

 24b1. Power of Attorney authorizing certain persons to sign the Registration Statement on Form S-8 of the MasterBrand Industries, Inc. Hourly
                  Employee Savings Plan (Registration No. 33-64075) and any and all amendments and supplements thereto, on behalf of administators of the Plan.*

 99a2.            MasterBrand Industries, Inc. Hourly Employee
                  Savings Plan, as amended and restated effective
                  January 1, 1996.


*  Previously filed